                                                                EXHIBIT 10.03

                         JOINT INVENTORSHIP AGREEMENT

        THIS Joint Inventorship Agreement (Agreement) is made on October 24, 1998 (Effective Date) between CHRYSLER CORPORATION, with an office at 1000 Chrysler Drive, Auburn Hills, Michigan, 48326-2766 (Chrysler) and GP Plastics with an office at 3910 Industrial Drive, Rochester Hills, Michigan 48309 (GP).

RECITALS:

        WHEREAS the Parties cooperated in the development of a plastic steering column support mounting bracket and such cooperation has resulted in the joint development of the Invention that may be of patentable nature; and

        WHEREAS, the Parties desire to obtain patent protection for the Invention;

        NOW, THEREFORE, in consideration of the mutual promises herein, the Parties agree as follows:

1.      DEFINITIONS

        1.1 As used in this Agreement, the following terms have the meanings set forth below:

        "Affiliate" shall mean, with respect to any specified Person, a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the Person specified. For purposes of this definition, the term "control" and any term derived therefrom shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

        "Invention" shall mean the development made jointly by Chrysler and GP which relates to a plastic steering column support mounting bracket.

        "Patent" shall mean all U.S. and foreign patent applications and patents and any other governmental indicia of ownership which may be granted based upon the Invention.

        "Person" shall mean any individual, entity, corporation, partnership, association, limited liability company, limited liability partnership, joint-stock company, trust, unincorporated organization or governmental authority.

        "Party" shall mean either Chrysler or GP and in the plural shall mean both.

        "Subsidiary" shall mean any Person more than 50% of the issued and outstanding voting capital stock of which is owned, in the aggregate, directly or indirectly, by a Party.

2.      OWNERSHIP

        2.1 Joint Ownership The Parties shall each have the right to jointly own any Patent provided that each Party is willing to share equally in the cost of obtaining and maintaining the Patent.

        2.2 Sole Ownership Should either Party decide not to share, or not continue to share, equally in the cost of obtaining or maintaining a particular Patent, it shall not be required to do so but it must timely notify the other Party of this decision and assign, free of charge, its ownership interest in such Patent, including all causes of action relating thereto, to the other Party upon the request of the other Party but shall have for itself, its Affiliates, and its Subsidiaries a royalty-free, non-exclusiv e, perpetual license to make, have made, use, offer to sell, sell, and import under such Patent. The other Party may, however, at its discretion allow such Patent to become abandoned.

        2.3 Selection of Counsel The Parties shall cooperate on a reasonable basis in the selection of legal counsel to obtain, or maintain Patents using the criteria of skill and cost in making this selection for Patents which each Party agrees to share the costs involved. In cases where one Party does not agree to share the cost, the other Party shall have the sole right to select legal counsel and obtain and maintain the Patent at its discretion.

3.      LICENSING

        3.1 Granting The Parties shall each have the right to independently grant non-exclusive licenses to third parties under a jointly owned Patent to make, have made, use, offer to sell, sell, and import under such Patent.

        3.2 Royalties The Parties shall share equally in all royalties from the licensing of any jointly owned Patent but should one Party be the sole owner of a Patent, the other Party shall not be entitled to share in royalties from the licensing of such Patent.

4.      INFRINGEMENT ACTIONS

        4.1 INITIATING ACTION The Parties shall jointly decide whether to bring an action for infringement of any jointly owned Patent against a third party. If either Party desires to bring such an action but the other Party does not, the Party desiring to bring such an action may do so provided that it is able to do so, and does do so, in its own name without joining the other Party in the action and shall thereafter have sole control of the action including settlement, dismissal, and like action terminating events. The other Party shall not grant a license to such third party after the action is initiated.

        4.2 EXPENSES AND RECOVERIES OF ACTION If the Parties decide to jointly bring an infringement action, they will share equally in all expenses and recoveries resulting from such action. If one or the other of the Parties does not join in such action, the non-joining Party shall not be obligated to share in the expenses of the action or be entitled to share in any recoveries, including royalties from the licensing of such patent to the third party, resulting from such action.

        4.3 SELECTION OF COUNSEL The Parties shall cooperate on a reasonable basis in the selection of legal counsel to prosecute an infringement action using the criteria of skill and cost in making this selection for such action which each agrees to jointly bring. In cases where one Party does not agree to bring a joint action, the other Party shall have the sole right to select legal counsel to prosecute such an action.

5.      TERM AND TERMINATION

        5.1 TERM This Agreement shall terminate upon expiration of the last of any Patent that falls within this Agreement. If no Patent shall be granted or pending after five (5) years following the Effective Date of the Agreement, the Agreement shall terminate.

        5.2 EFFECT OF TERMINATION Termination of this Agreement will not release a Party from any outstanding obligations accruing before the termination or alter any assignment or license that then exists under this Agreement.

        5.3 BREACH In the event that either Party materially breaches this Agreement, the other Party will have the right to terminate this Agreement after notice to the breaching Party, unless the breaching Party has cured the breach within 60 days of notice.

6.      ASSIGNMENT
        This Agreement is assignable, and must be assigned, along with a Parties' assignment of all ownership interest and license rights hereunder to a third party. The Agreement is binding upon and inures to the benefit of the Parties and their successors and assigns.

7.       WAIVER

        Neither a failure by a Party to enforce any provision of this Agreement nor a right that may arise to a Party as a result of a breach of this Agreement by the other party may be construed as:

         a waiver of any right;

         having any effect on the validity of any part or the entirety of this Agreement; or

        a prejudice against any party in a subsequent legal action; except that each party may expressly waive any of its rights under this Agreement by an appropriate writing that specifically refers to the contractual right that is being waived. A waiver of a breach of this Agreement is not a waiver of another breach.

8.      RECORDAL

        Any Party hereto may record this Agreement.

9.      NO JOINT VENTURE

        This Agreement does not create a partnership, joint venture, or agency relationship between the Parties. No Party has the power to obligate or bind any other Party hereto.

10.     HEADINGS

        The headings are for convenience of reference only and do not affect the interpretation or scope of this Agreement.

11.     SEVERABILITY

        If a provision of this Agreement is unenforceable, the remaining provisions continue in effect.

12.     GOVERNING LAW

        This Agreement is governed by the laws of the State of Michigan as though fully performed therein, without reference to its principles of conflict of laws.

13.     MUTUAL COOPERATION

        The Parties will cooperate in securing the execution of any documents required to implement this Agreement and to enforce the rights granted by it.

14.     WAIVER OF PUNITIVE DAMAGES AND JURY TRIAL

        THE PARTIES TO THIS AGREEMENT EXPRESSLY WAIVE AND FOREGO ANY RIGHT TO RECOVER PUNITIVE, EXEMPLARY OR SIMILAR DAMAGES IN ANY ARBITRATION, LAWSUIT, LITIGATION OR PROCEEDING ARISING OUT OF OR RESULTING FROM ANY CONTROVERSY OR CLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

15.     NOTICES

        All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered or mailed, certified or registered mail, first-class postage paid, return receipt requested, or any other delivery service with proof of delivery, or if transmitted by telecopier, confirmation of receipt requested;

         if to Chrysler;

                Chrysler Corporation
                1000 Chrysler Drive
                Auburn Hills, Michigan 48326-2766
                Attention: Chief Patent Counsel

         if to GP Plastics;

                GP Plastics
                3910 Industrial Drive
                Rochester Hills, Michigan 48309
                Attention: David Shifflett



                Attention:

or to such other address or to such other person as any Party hereto shall have last designated by notice to the other.

16.     NO THIRD PARTY BENEFICIARIES

        Except as otherwise provided herein, nothing in this Agreement shall confer any rights upon any entity not a Party or a successor or permitted assignee of a Party to this Agreement.

17.     COUNTERPARTS

        This Agreement may be signed in several counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

18.     MERGER AND INTEGRATION

        This Agreement constitutes the entire agreement between the Parties. Any change in this Agreement must be in writing with specific reference to this Agreement and signed by an authorized representative of each Party. All prior understandings between the Parties are merged and integrated into this Agreement.

        IN WITNESS WHEREOF, the Parties have signed this Agreement effective as of the date first written above:

CHRYSLER CORPORATION                  GP PLASTICS

By: /s/ William J. Coughlin           By: /s/ David C. Shifflett
   -----------------------------         ----------------------------

Name:   William J. Coughlin         Name:  David C. Shifflett
     ---------------------------         ----------------------------
      (Printed)                           (Printed)

Title: Chief Patent Counsel         Title: V.P. Business Development
      --------------------------          ---------------------------

Date:         10/24/98              Date:  10/13/98
     ---------------------------         ----------------------------

                      Patent and TradeMark Office:  U.S. DEPARTMENT OF COMMERCE
Under the Paperwork Reduction Act of 1995, no persons are required to respond to a collection of information. Unless it displays a valid CMB control number.


 UTILITY                                                   Attorney Docket No.  9 7 - 1 6 3 2               Total Pages 2
PATENT APPLICATION                                                     First Named Inventor or Application Identifier
TRANSMITTAL                                                 Dennis F. Stedman

(Only for new nonprovisional application under 37 CFR       Express Mail Label No.            EL019793315US
1.53(b))

Application Elements                                                    ADDRESS TO: Assistant Commissioner for Patent
See MPEP chapter 600 concerning utility patent application contents.                Box Patent Application
                                                                                    Washington, D.C. 20231

1. _X       Fee Transmittal Form                                              6.  - Microfiche Computer Program (Appendix)
(Submit an original, and a duplicate for fee processing)
2.  X    Specification             (Total Pages 12)

(preferred arrangement set forth below)
-Descriptive title of the invention                                          7.    Nucleotide and/or Amino Acid Sequence
-Cross References to Related Applications                                           Submission (if applicable, all necessary)
-Statement Regarding Fed sponsored R&D                                       a. - Computer Readable Copy
-Reference to Microfiche Appendix                                            b. - Paper Copy (identical to computer copy)
-Background of the Invention                                                 c. - Statement verifying identity of above copies
-Brief Summary of the Invention
-Brief Description of the Drawings (if filed)
-Detailed Description
-Claim(s)                                                                         ACCOMPANY APPLICATION PARTS
-Abstract of the Disclosure
3.  X    Drawings(s) (35USC 113) [Total Sheets 4]                             8. - Assignment Papers (cover sheet & document(s))
4.  X    Oath or Declaration     [Total Pages 2]                              9. X 37 CFR 3.73(b) Statement
a.  X    Newly executed (original or copy)                                          (when there is an assignee X Power of Attorney
b.  -    Copy from a prior application (37 CFR 1.63(d))
         (for continuation/divisional with Box 17 completed)                 10. -  English Translation Document (if applicable)
                     (Note Box 5 below)

         i.             __  DELETION OF INVENTOR(S)                          11. X Information Disclosure Statement
                            Signed statement attached deleting                     (IDS)/PTO-1449 X Copies of IDS Citations
                            inventors) named in the prior application
                            See 37 CFR 1.63(d)(2) and 1.33(b).               12. - Preliminary Amendment

5. _    Incorporation By Reference useable if Box 4b is                      13. X Return Receipt Postcard (MPEP 503)
        checked) The entire disclosure of the prior                                (Should be specifically itemized)
        application, from which a copy of the oath
        or declaration is supplied under Box 4b, is                          14. - Small Entity _ Statement filed in prior
        considered as being part of the disclosure                                 application, Statement(s)  Status still proper
        of the accompanying application and is                                     and desired
        hereby incorported by references therein.
                                                                             15. - Certified Copy of Priority Document(s)

                                                                             16. -  Other:_______________________________
                                                                                          _______________________________

17. If a CONTINUING APPLICATION, Check appropriate box and supply the requisite information:

   __Continuation   __ Divisional   __ Continuation-in-part (CIP)

     of prior application No.:__________________/_______________

                          18. CORRESPONDENCE ADDRESS

__Customer Number or Bar Code Label        or __ Correspondence address below

             (insert Customer No. or Attach bar code label here)

NAME         Lawrence J. Shurupoff

ADDRESS      Chrysler Corporation
             800 Chrysler Drive East, CIMS 483-02-19

CITY         Auburn Hills   STATE  MI    ZIP CODE    48326-2757

COUNTRY      USA            TELEPHONE   (248) 576-8018  FAX (248) 576-7905


Patent and Trademark Office: U.S. DEPARTMENT OF COMMERCE

Under the Paperwork Reduction Act of 1995, no persons are required to respond to a collection of information unless it displays a valid OMB control number.

                                                             *Complete if Known

          FEE TRANSMITTAL                         Application Number
                                                  Filing Date
                                                  First Named Inventor      Dennis F. Stedman
     Note: Effecbve October 1, 1997.              Group Art Unit
Patent fees are subject to annual revision.       Examiner Name


TOTAL AMOUNT OF PAYMENT            ($)790.00      Attorney  Docket No.      97-1632

             METHOD OF PAYMENT (check one)                            FEE CALCULATION (continued)
1. [X] The Commissioner is hereby authorized to charge         3. ADDITIONAL FEES
       indicated fees and credit any over payments to:
Deposit                                                        Lrg. Ent.        Sm.Ent
Account  03-1800                                               Fee      Fee     Fee     Fee
Number                                                         Code     ($)     Code    ($)   Fee Description             Fee Paid
Deposit
Account Name Chrysler Corporation                              105      130     205      65   Surcharge - late filing
                                                                                              or oath                       ____
                                                               127       50     227      25   Surcharge - late provisional  ____
[x] Charge Any Additional     [ ] Charge the Issue Fee Set                                    filing fee or cover sheet
    Fee Required Under            in 37 CFR 1.18 at the        139      130     139     130   Non-English specification     ____
    37 CFR 1.16 and 1.17          Mailing of the Notice of     147     2520     147    2520   For filing a request for      ____
                                  Allowance                                                   reexamination
                                                               112      920*    112     920*  Requesting publication of SIR ____
                                                                                              prior to Examiner action
2. [ ] Payment Enclosed:      [ ] Check                        113     1840*    113    1840*  Requesting publication of SIR ____
        [ ] Money Order       [ ] Other                                                       after Examiner action
                                                               115      110     215      55   Extension for reply within    ____
                                                                                              first month
                FEE CALCULATION                                116      400     216     200   Extension for reply within    ____
                                                                                              second month
1.  Filing Fee                                                 117      950     217     475   Extension for reply within    ____
                                                                                              third month
Large    Entity   Small   Entity   Fee Description    Fee Paid 118     1510     218     755   Extension for reply within    ____
Fee      Fee      Fee     Fee                                                                 fourth month
Code     ($)      Code    ($)                                  128     2060     228    1030   Extension for reply within    ____
                                                                                              fifth month
101      790      201     395    Utility filing fee 790.00     119      310     219     155   Notice of Appeal              ____
106      330      206     165    Design filing fee  ______     120      310     220     155   Filing a brief in support of an
                                                                                              appeal                        ____
106      330      206     165    Design filing fee  ______     121      270     221     135   Request for oral hearing      ____
107      540      207     270    Plant filing fee   ______     138     1510     138    1510   Petition to institute/public
                                                                                              use proc..                    ____
108      790      208     395    Reissue filing fee ______     140      110     240      55   Petition to revive -
                                                                                              unavoidable                   ____
114      150      214      75    Provisional Filing Fee        141     1320     240     660   Petition to revive -
                                                                                              unintentional                 ____
                SUBTOTAL (1)($)        790.00                  142     1320     242     660   Utility issue fee
                                                                                              (or reissue)                  ____
2.         CLAIMS                                              143      450     243     225   Design issue fee              ____
                     Extra     Fee from          Fee Paid      144      670     244     335   Plant issue fee               ____
                               Below                           122      130     122     130   Petition to the Commissioner  ____
Total Claims       10 -20=       O X _______=     $ 0.00       123       50     123      50   Petitions related to
                                                                                              provisional app.             ____
Independent         1                                          126      240     126     240   Submission Information        ____
                                                                                              Disclosure Statement
Claims               - 3 =      0 X ________=      $ 0.00      581       40     581      40   Recording each patent
                                                                                              Assignment per property
                                                                                              (times number of properties)  ____
Multiple Dependent Claims ______ X  ________=      _______     146      790     246     395   Filing a submission after     ____
                                                                                              final rejection
Large      Entity Small Entity                                                                (37 CFR 1.129(a))
Fee        Fee Fee       Fee     Fee Description               149      790     249     395   For each additional           ____
                                                                                              invention to be
Code      (4\$)  Code    ($)                                                                  examined (37 CFR 1.129(b))
103        22    203     11 [ ]  Claims in excess of 20
102        82    202     41 [ ]  Independent claims in excess
                                 of 3                           Other fee (specify)_____________________________________  ____
104       270    204    135 [ ]  Multiple dependent claims      Other fee (specify)_____________________________________  ____
109        82    209     41 [ ]  Reissue independent claims
                                 over original patent
110        22  210       11 [ ]  Reissue claims in excess of 20 *Reduced by Basic Filing Fee Paid SUBTOTAL(3)     ($)   0. 0 0
                                 and over original patent                                                               ______
SUBTOTAL (2) ($) $0.00
                  ____


SUBMITTED BY                                                                                            Complete (if applicable)

Typed or                                                                                                Reg. Number
Printed Name                              Lawrence J. Shurupoff                                            30,219

Signature                                                            Date                               Deposit Account
                                    /s/   Lawrence J. Shurupoff      5/15/98                            User ID
                                   ----------------------------      -------                            03-1800



Burden Hour Statement: This form is estimated to take 0.2 hours to complete. Time will vary depending upon the needs of the individual case. Any comments on the amount of time you are required to complete this form should be sent to the Chief Information Office, Patent and Trademark Office Washington, D.C. 20231.

DO NOT SEND FEES OR COMPLETED FORMS TO THIS ADDRESS. SENT TO: Assistant Commissioner for Patents, Washington, D.C. 20231.

               PLASTIC STEERING COLUMN SUPPORT MOUNTING BRACKET

        Field of the Invention

                This invention relates generally to steering column Support structures and more particularly to a plastic steering column support mounting bracket.


5       Background and Summary of the Invention

                When a vehicle is involved in a frontal impact, the steering column tends to rise. In other words, the steering column, which normally is inclined upwardly and rearwardly at a predetermined angle, will rise to a greater angle upon frontal impact. This is caused by the vehicle engine being thrust rearwardly.

10              The rise in the steering column places the steering wheel/air bag assembly in an unfavorable position relative to the driver's chest. When the driver's chest comes into contact with the steering wheel/air bag assembly, the force against this assembly has a considerable off-axis bending component which is increased due to the rise in the steering column. If the rise in the steering column is such that the

15 off-axis component of force on the steering wheel/air bag assembly acts above the center of mass of the driver's chest, then the driver tends to move under the steering wheel, creating an even less favorable situation.

                In accordance with the present invention, support structure is provided to insure that there is no appreciable upward rise or tilt of the steering column upon frontal impact. Preferably the steering column support structure includes a bracket in the form of a molded plastic frame having a pair of side braces

5 interconnected by a transverse front brace and a transverse intermediate brace. An X-shaped truss has first and second legs extending diagonally between the side braces between the intermediate brace and the rear ends of the side braces.

                Each side brace includes one and preferably two side trusses located between the intermediate brace and the rear ends of the side
10 braces, and a third side truss between the intermediate brace and the front brace. Preferably a pair of mounting ears projects from the side braces for mounting purposes. A plurality of metal fastener inserts may also be molded into the frame for attachment purposes.

                The bracket of this invention also provides the necessary
15 rigidity to prevent undesirable vibration of the steering column during normal operation of the vehicle.

                One object of this invention is to provide a steering column support structure having the foregoing features and capabilities.

                Another object is to provide a steering column support structure which is composed of a bracket in the form of a relatively inexpensive molded plastic frame that is strong and durable and well adapted to the accomplishment of its intended function.

5               Other objects, features and advantages of the invention will become more apparent as the following description proceeds, especially when considered with the accompanying drawings.

        Brief Description of the Drawings

                FIG. 1 is a fragmentary perspective view showing the support
10 bracket of this invention in association with the steering column of an automotive vehicle.

                FIG. 2 is a fragmentary perspective view with the steering column removed to more clearly illustrate the support bracket.

                FIG. 3 is an exploded perspective view of the parts of the structure shown in FIG. 2.

15              FIG. 4 is a fragmentary side view with parts in section and parts in elevation, showing the attachment of the mounting bracket to the steering column and to the instrument panel.

                FIG. 5 is a view taken on the line 5--5 in FIG. 4.

        Detailed Description of the Preferred Embodiment

                Referring now more particularly to the drawings, the bracket 10 rigidly secures the steering column 12 against vibration during normal vehicle operation and also prevents the steering column, in a frontal
5 impact, from rising up from the illustrated position (FIGS. 1 and 4). The steering column 12, as illustrated, is inclined upwardly and rearwardly at a predetermined angle and includes a steering shaft 14 extending lengthwise within a tubular jacket 16. A steering wheel 17 is mounted on the upper end of the steering shaft 14. A collar 18 on the steering column jacket 16 is secured to the instrument panel 20, and the
10 bracket 10 is secured to the instrument panel 20 and to the cowl plenum 22 of the upper dash panel 24, all as more fully described hereinafter.

                 The bracket 10 includes a molded frame made of a suitable plastic material, preferably nylon reinforced with glass fibers. The frame has laterally spaced apart side braces 30 and 32, a transverse front brace 34, a transverse intermediate brace 36, and an X-shaped
15      truss 37 (FIGS. 1-3 and 5).

                The side braces 30 and 32 are preferably in the form of horizontally elongated, vertically disposed panels that flare apart slightly in a rearward direction. The front brace 34 is in the form of a bar that extends horizontally and has its opposite ends integrally molded to the terminal portions 35 at the front ends of the respective side braces. The intermediate brace 36 is in the form of a vertical panel, the opposite ends of which are integrally molded to the side braces intermediate the front ends and rear ends thereof.

        The truss 37 has crossing legs 48 and 50 which extend diagonally between
5 the side braces 30 and 32 between the intermediate brace 36 and the terminal portions 42 at the rear ends of the side braces. The ends of the leg 48 are integrally molded to the terminal portion 42 at the rear end of the side brace 30 and to the side brace 32 at approximately the point where the side brace 32 and the intermediate brace 36 are joined. The ends of the leg 50 are integrally molded to

10 the terminal portion 42 at the rear end of the side brace 32 and to the side brace 30 at approximately the point where the side brace 30 and the intermediate brace 36 are joined. The legs 48 and 50 are molded integrally at the point of crossing.

                The front end portion 54 of each side brace 30, 32 includes a rectangular box frame 56 (FIG. 5) internally supported by an X-shaped side truss 58. The

15 box frame 54 has laterally spaced side walls 60 and 62 integrally connected at the rear to the intermediate brace 36 and at the front to the terminal portions 35 of the side brace. The X-shaped side truss 58 within each box frame 56 has crossing legs 66 and 68. The legs 66 and 68 are terminally, integrally connected to the side walls 60 and 62 of the box frame 54 at the corner points 70, 72, 74 and 76 and are integrally connected to one another at the point of crossing.

                The rear end portion 80 of each of the side braces 30 and 32 is of a substantially greater vertical dimension than the front end portions 54 thereof.

5 Each front end portion 80 includes a front rectangular box frame 82 internally supported by an X-shaped side truss 83, and a rear rectangular box frame 84 internally supported by an X-shaped side truss 85 (FIG. 5). Each box frame 82 has laterally spaced side walls 86 and 88 integrally connected at the front to the intermediate brace 36 and at the rear to a transverse wall 90 separating the front

10 and rear box frames 82 and 84 in the rear portion of each side brace. The X-shaped side truss 83 within each box frame 82 has crossing legs 92 and 94. The legs 92 and 94 are terminally, integrally connected to the side walls 86 and 88 of the box frame 82 at the corner points 95, 96, 97 and 98 and are integrally connected to one another at the point of crossing. The box frame 84 of each side

15 wall has laterally spaced side walls which are continuations or extensions of the side walls 86 and 88 of the box frame 82. The side wall extensions connect at the rear into the terminal portion 42 of each side frame 36. The X-shaped side truss 85 within each box frame 84 has crossing legs similar to those of the side trusses 83, which are terminally, integrally connected to the side wall extensions at the four corner points as was the case with the legs of trusses 83 and integrally connected to one another at the point of crossing.

    The side trusses 58, 83 and 85 provide a light weight construction which is extremely rigid and resistant to distortion, deformation and twisting.

5 Fastener holders 116(FIG. 5)are molded parts of the bracket 10 connected to the legs 48 and 50 of the truss 37 and to the intermediate brace 36 and to each other by webs of plastic framing material 120. Fixedly mounted in each of these fastener holders is a vertically disposed metal fastener 124 preferably internally threaded to receive threaded bolts 125 (FIG. 4).

10 The front terminal portions 35 of the side braces 36 have vertically disposed metal fasteners 130 molded therein which are preferably internally threaded to receive threaded bolts 131.

    The rear terminal portions 42 of the side braces 36 have the heads of horizontally disposed metal fasteners 132 molded therein with the projecting

15 shanks thereof preferably threaded. Ears 134 (FIGS. 2 and 3) project upwardly and outwardly from the opposite side edge portions of the intermediate brace 36. The ears 134 may also be considered portions of the side braces 36 because they are integrally molded as parts thereof as can be seen in the drawings. Holes 140 in the ears are for receiving bolts 142.

    The bolts 131 and 142 rigidly secure the bracket 10 to the cowl plenum 22 of the upper dash panel 24. The fasteners 132 secure the rear end portion of the bracket to the instrument panel 20. Additional fasteners 150 are provided to secure the collar 18 on the steering column to the instrument panel. Hence, the

5 steering column 12 is rigidly secured to the bracket 10 by means of the fasteners 132 and 150, and the bracket 10 is rigidly secured to the dash panel 24.

    The bolts 125 are provided for connecting the bracket 10 to the bracket 160 which mounts the brake pedal 162. As shown in FIGS. 2-4, the bracket 160 has laterally spaced side walls 164 supporting a transverse pin 166 on which the upper

10 end of the brake pedal 162 is pivoted. In the event of a frontal impact, the engine may be pushed rearwardly and this tends to move the entire brake pedal assembly to the rear. To permit this, the openings 170 in the top panel 172 of the bracket 160 for the brake pedal, which receive the bolts 125, are elongated to permit the bracket 160 to move rearwardly without disturbing the mounting bracket 10 for

15     the steering column.

Claims
1         1.    A steering column support bracket, comprising a molded plastic

2 frame including a pair of laterally spaced apart side braces each having front and

3 rear ends, a front brace interconnecting the front ends of said side braces, an

4 intermediate brace located between the front and rear ends of said side braces and

5 connected to said side braces, and an X-shaped truss having first and second legs

6  extending diagonally between said side braces and between said intermediate

7  brace and the rear ends of said side braces.

1        2.     The bracket of claim 1, further comprising a plurality of metal

2  fasteners molded into a rear portion of said frame.

1        3.    The bracket of claim 1, wherein each of said side braces
comprises 2 at least one X-shaped side truss.

1        4.    The bracket of claim 3, wherein each of said side braces has a box

2 frame enclosing said at least one X-shaped side truss.

1         5.   The bracket of Claim 3, wherein each of said side braces
               comprises

2 a pair of X-shaped side trusses located between the rear ends of said side braces

3 and said intermediate brace.

1         6.   The bracket of claim 5, wherein each of said side trusses
               further

2 comprises a third side truss located between said intermediate brace and said front

3 brace.

1         7.   The bracket of claim 6, further comprising a pair of mounting ears

2  respectively connected to said pair of side braces.

1         8.   The bracket of claim 7, wherein said mounting ears are further

2 connected to said intermediate brace.

1         9.   The bracket of claim 8, further comprising a plurality of metal

2 fasteners molded into said frame.

1        10.   The bracket of claim 9, wherein each of said side braces has a box

2   frame enclosing each of said X-shaped side trusses.

ABSTRACT

    A steering column support bracket includes a molded plastic frame having a pair of laterally spaced apart side braces, a front brace interconnecting the front ends of the side braces, and an intermediate brace located between the

5 front and rear ends of the side braces. An X-shaped truss has legs extending diagonally between the side braces and between the intermediate brace and the rear ends of the side braces.

                                                    Attorney Docket No. 97-1632

DECLARATION AND POWER OF ATTORNEY FOR PATENT APPLICATION

As below named inventors, We hereby declare that:

Our residences, post office addresses and citizenships are as stated below next to our names.

We believe we are the original, first and joint inventors of the subject matter which is claimed and for which a patent is sought on the invention entitled:

      PLASTIC STEERING COLUMN SUPPORT MOUNTING BRACKET

the specification of which is attached hereto.

We hereby state that we have reviewed and understand the contents of the above-identified specification, including the claims, as amended by any amendment referred to above.

We acknowledge the duty to disclose information which is material to the examination of this application in accordance with Title 37, Code of Federal Regulations, Section 1.56 (a).

We hereby declare that all statements made herein of our own knowledge are true and that all statements made on information and belief are believed to be true; and further that these statements were made with the knowledge that willful false statements and the like so made are punishable by fine or imprisonment, or both, under Section 1001 of Title 18 of the United States Code and that such willful false statements may jeopardize the validity of the application or any patent issued thereon.

Power of Attorney: As a named inventor, we hereby appoint the following attorneys and/or agent(s) to prosecute this application and transact all business in the Patent and Trademark Office connected therewith:

                 Lawrence J. Shurupoff, Registration No. 30,219
                  William J. Coughlin, Registration No. 29,143

Send Correspondence to: Lawrence J. Shurupoff, CIMS 483-02-19
                        Chrysler Corporation
                        Chrysler Technology Center
                        800 Chrysler Drive East
                        Auburn Hills, Michigan 48326-2757

Direct telephone calls to: Lawrence J. Shurupoff, (248) 576-8018

Full name of Inventor: Dennis F. Stedman

Inventor's Signature: /s/ Dennis F. Stedman  Date: 1-30-98
                      ---------------------       --------

Residence: 1610 North Hadley Road, Ortonville, MI 48462
Post office Address: Same as above
Citizenship: United States

Full name of Inventor:    Le M. Tohme

Inventor's Signature: /s/ Le M. Tohme            Date:  4-15-98
                      ---------------                 ---------

Residence: P. 0. Box 1861, Royal Oak, MI 48068
Post Office Address: Same as above
Citizenship: Lebanon

Full name of Inventor: David Shifflett

Inventor's Signature: /s/ David Shifflett        Date:  3-31-98
                      -------------------             ---------
Residence: 23585 Hagen Road, Macomb, MI 48042
Post Office Address: Same as above
Citizenship: United States

                                                  Attorney Docket No.: 97-1632

               IN THE UNITED STATES PATENT AND TRADEMARK OFFICE

In Re Application of:    D. P. Stedman, E. Tohme, D. Shifflett


For:                     Plastic Steering Column support Mounting
                         Bracket
--------------------------------------------------------------------------------

                        INFORMATION DISCLOSURE STATEMENT


Commissioner of Patents
and Trademarks
Washington, D.C. 20231

Dear Sir:

     In order to comply with 37 CFR Section 1.97 and 1.98, a copy of Form PTO-1449 and copies of the documents listed on it are attached.

     In accordance with MPEP Section 609 and 707.05(b), Applicant respectfully requests that each document listed be given thorough consideration and that the Examiner cite each document of record in the prosecution history of the present application by initialing Form PTO-1449 next to each document. Applicant requests such initialing even if the Examiner does not consider: (1) a listed document to be sufficiently pertinent to use in a rejection; (2) a document to be prior art for any reason; or (3) that the guidelines for citation have been fully complied with respecting a particular document. Applicant makes this request so that each document

Disclosure No. 97-1632
Information Disclosure Statement
Page 2

becomes cited on the face of a patent issuing on the present application.

  Applicant submits the present Information Disclosure Statement in compliance with the duty to disclose information material to patentability under 37 CPR
Section 1.56, but by listing such documents Applicant is not admitting that such documents are necessarily relevant or prior art. Applicant intends no representation that the listed documents represent the results of a complete search. Applicant anticipates that the Examiner, in the normal course of examination, will make an independent search to detemine the best prior art consistent with 37 CFR Section 1.104(a) and 1.106(b) and, in the course of such search, will review for relevance every document listed on the attached Form even if not initialed.

Disclosure No. 97-1632
Information Disclosure Statement
Page 3



     Applicant earnestly solicits early and favorable consideration.


                                           Very truly yours,



                                           /s/Lawrence J. Shurupoff
                                           ------------------------
                                           Lawrence J. Shrupoff
                                           Reg. No. 30,219

CHRYSLER CORPORATION
CIMS 483-02-19
800 CHRYSLER DRIVE EAST
AUBURN HILLS, MI 48326-2757
(810) 576-8018

FORM PTO-1449  U.S. DEPARTMENT OF COMMERCE    ATTY.DOCKET      APPLICATION NO.
(REV. 8-83)    PATENT AND TRADEMARK OFFICE    97-1632
                                              --------------------------------
INFORMATION DISCLOSURE CITATION               INVENTOR(S)
(Use several sheets if necessary)             D. F. Stedman, E. Tohme,
                                              D. Shiffiett
------------------------------------------------------------------------------
                                              FILING DATE      GROUP
------------------------------------------------------------------------------

                             U.S. PATENT DOCUMENTS
------------------------------------------------------------------------------

*Examiner                                                   SUB-   FILING DATE
 Initial    DOCUMENT NUMBER        DATE     INVENTOR  CLASS CLASS If Appropriate
------------------------------------------------------------------------------
       AA   3  4  1  5   1   4  0  12/10/68 Bien et al    74   492    04/03/67
       AB   3  7  8  5   6   7  1  01/15/74 Safewsky     280    87    12/29/7
       AC   4  2  4  1   9   3  7  12/30/80 Eggen et al  280   777    03/26/79
       AD   4  6  1  6   5   2  2  10/14/86 White et al   74   492    03/08/85
       AE   4  6  9  0   4   3  2  09/01/87 Sakamoto et  280   775    10/23/85
                                            al
       AF   4  7  3  3   7   3  9  03/29/88 Lorenz et al 180    90    12/02/85
       AG   5  0  2  4   1   1  8  06/18/91 Khalifa et al 74   492    01/22/90
       AH   5  0  8  2   0   7  8  01/21/92 Umeda et al  180    90    12/21/90
       AI   5  0  8  8   5   7  1  02/18/92 Burry et al  180    90    12/17/90

------------------------------------------------------------------------------
                      FOREIGN PATENT DOCUMENTS
------------------------------------------------------------------------------

                                                             TRANSLATION
                                                           -------------------
          DOCUMENT NUMBER   DATE  COUNTRY   INVENTOR       YES        NO
-------------------------------------------------------------------------------

       AJ
       AK
       AL
       AM
-------------------------------------------------------------------------------
      OTHER DOCUMENTS (Including Author, Title, Date, Pertinent Pages, Etc.)
-------------------------------------------------------------------------------
       AN  Sub-Assembly Steering Column Brake Pedal-Electrical Box & Brake
           SW Brackets, Publication Date 12/21/96

           Assemble Brake and Steering Column Bracket Sub Assembly to Vehicle, Publication Date 12/21/96

           Secure Steering Column Support Bracket with Four Nuts, Publication Date 2/27/97
-------------------------------------------------------------------------------

EXAMINER                                                   DATE CONSIDERED
-------------------------------------------------------------------------------
*EXAMINER: Initial if reference considered, whether or not citation is in conformance with MEPEP 609; Draw line through citation if not in conformance and not considered. Include copy of this form with next communication to applicant.

FORM PTO-1449     U.S. DEPARTMENT OF COMMERCE    ATTY.DOCKET    APPLICATION NO.
(REV. 8-83)       PATENT AND TRADEMARK OFFICE    97-1632
                                                 ------------------------------
INFORMATION DISCLOSURE CITATION                  INVENTOR(S)
(Use several sheets if necessary)                D. F. Stedman, E. Tohme,
                                                 D. Shifflett

                                                 FILING DATE            GROUP
-------------------------------------------------------------------------------
                             U.S. PATENT DOCUMENTS
-------------------------------------------------------------------------------
*Examiner                                                  SUB   FIING DATE
Initial      DOCUMENT NUMBER    DATE    INVENTOR    CLASS  CLASS If Appropriate

        AA 5  1  8  0 1 8  9  01/19/93  Moreno     280     779   09/03/91
        AB 5  2  2  8 3 5  9  07/20/93  Thomas      74     492   05/18/92
        AC 5  2  5  9 6 4  6  11/09/93  Snyder     280     777   03/20/92
        AD 5  2  6  5 4 9  2  11/30/93  Snell       74     493   12/15/92
        AE 5  3  0  1 5 6  7  04/12/94  Snell et al 74     493   09/23/92
        AF 5  3  5  6 1 7  9  10/18/94  Hildebrandt 280    777   09/13/93
                                        et al
        AG 5  3  8  7 0 2  3  02/07/95  Denueau     296     72   04/18/94
        AH 5  3  9  0 9 5  6  02/21/95  Thomas      280    777   05/17/94
        AI 5  3  3  9 7 0  6  08/23/94  Freeman      74    493   03/26/93

                            FOREIGN PATENT DOCUMENTS
-------------------------------------------------------------------------------
                                                              TRANSLATION
                                                           --------------------
          DOCUMENT NUMBER    DATE  COUNTRY     INVENTOR
                                                            YES              NO
     AJ
     AK
     AL
     AM
-------------------------------------------------------------------------------

       OTHER DOCUMENTS (Including Author,Title, Date, Pertinent Pages, Etc.)
--------------------------------------------------------------------------------
AN

--------------------------------------------------------------------------------
EXAMINER                                                   DATE CONSIDERED
--------------------------------------------------------------------------------
*EXAMINER: Initial if reference considered, whether or not citation is in conformance with MEPEP 609; Draw line through citation if not in conformance and not considered. Include copy of this form with next communication to applicant.

FORM PTO-1449    U.S. DEPARTMENT OF COMMERCE   ATTY.DOCKET     APPLICATION NO.
(REV. 8-83)      PATENT AND TRADEMARK OFFICE   97-1632
                                               ---------------------------------
          INFORMATION DISCLOSURE CITATION      INVENTOR(S)
         (Use several sheets if necessary)     D. F. Stedman, E. Tohme,
                                               D. Shiffiett

                                               FILING DATE              GROUP
--------------------------------------------------------------------------------
                             U.S. PATENT DOCUMENTS
--------------------------------------------------------------------------------
*Examiner                                                 SUB     FILING DATE
 Initial      DOCUMENT NUMBER  DATE   INVENTOR     CLASS  CLASS  If Appropriate
------------------------------------------------------------------------------

         AA  5 3 9 0 9 5 5   02/21/95 Kaliszewski   280     777   12/23/93
                                      et al
         AB  5 4 1 7 4 5 2   05/23/95 Khalifa et al 280     777   11/01/93
         AC  5 4 2 6 9 9 4   06/27/95 Khalia et al   74     493   11/22/93
         AD  5 4 5 2 6 2 4   09/26/95 Thomas et al   74     493   03/03/94
         AE  5 4 5 2 9 1 6   09/26/95 Beecher et al 280     777   07/21/94
         AF  5 4 9 7 6 7 5   03/12/96 Brown et al    74     492   06/06/94
         AG  5 4 9 8 0 3 2   03/12/96 Thomas        280     777   05/18/94
         AN  5 5 0 9 3 2 5   04/23/96 Thomas         74     493   05/18/94
         AI  5 5 3 8 2 8 2   07/23/96 White et al   280     779   10/03/94

--------------------------------------------------------------------------------
                        FOREIGN PATENT DOCUMENTS
--------------------------------------------------------------------------------
                                                                   TRANSLATION
                                                                   -------------
            DOCUMENT NUMBER     DATE      COUNTRY      INVENTOR
                                                                   YES        NO
-------------------------------------------------------------------------------

       AJ
       AK
       AL
       AM
--------------------------------------------------------------------------------
         OTHER DOCUMENTS (Including Author, Title, Date, Pertinent Pages, Etc.)
--------------------------------------------------------------------------------
       AN


--------------------------------------------------------------------------------

EXAMINER                                             DATE CONSIDERED

--------------------------------------------------------------------------------
*EXAMINER: Initial if reference considered, whether or not citation is in conformance with MEPEP 609; Draw line through citation if not in conformance and not considered. Include copy of this form with next communication to applicant.

FORM PTO-1449      U.S. DEPARTMENT OF COMMERCE   ATTY.DOCKET    APPLICATION NO.
(REV. 8-83)        PATENT AND TRADEMARK OFFICE   97-1632
                                                 ------------------------------

        INFORMATION DISCLOSURE CITATION          INVENTOR(S)
        (Use several sheets if necessary)        D. F. Stedman, E. Tohme,
                                                 D. Shiffiett

                                                 FILING DATE     GROUP
-------------------------------------------------------------------------------
                             U.S. PATENT DOCUMENTS
-------------------------------------------------------------------------------


*Examiner                                              SUB-       FILING DATE
Initial    DOCUMENT NUMBER  DATE    INVENTOR    CLASS  CLASS      If Appropriate
-------------------------------------------------------------------------------
        AA  5 5 6 4 5 1 5   10/15/96  Schambre     180   90          08/2/95
        AB  5 5 6 4 7 6 9   10/15/96  Deneau et al 296   72         12/19/94
        AC  5 5 6 6 5 8 5   10/22/96  Snell et al   74  493         05/15/95
        AD  5 6 0 6 8 9 2   03/04/97  Hedderly      74  493         03/31/95
        AE  5 6 6 4 8 2 3   09/09/97  Misra et al  296   70         09/18/95
        AF  5 6 7 3 9 3 8   10/07/97  Kaliszewski  280  777         05/13/96
        AG  5 6 7 6 2 1 6   10/14/97  Palma et al  180   90         12/05/95
        AH
        AI
--------------------------------------------------------------------------------
                            FOREIGN PATENT DOCUMENTS
--------------------------------------------------------------------------------
                                                                    TRANSLATION
                                                                    ------------

           DOCUMENT NUMBER     DATE   COUNTRY    INVENTOR         YES        NO

-------------------------------------------------------------------------------

       AJ
       AK
       AL
       AM

--------------------------------------------------------------------------------
         OTHER DOCUMENTS (Including Author, Title, Date, Pertinent Pages, Etc.)
--------------------------------------------------------------------------------

       AN

--------------------------------------------------------------------------------

EXAMINER                                        DATE CONSIDERED

*EXAMINER: Initial if reference considered, whether or not citation is in conformance with MEPEP 609; Draw line through citation if not in conformance and not considered. Include copy of this form with next communication to applicant.

FIG. 1

[STEERING COLUMN ILLUSTRATION]

FIG. 2

[STEERING COLUMN ILLUSTRATION]

FIG. 3

[STEERING COLUMN ILLUSTRATION]

FIG. 4

[STEERING COLUMN ILLUSTRATION]


FIG. 5

[STEERING COLUMN ILLUSTRATION

FIG. 5

[STEERING COLUMN ILLUSTRATION]


FIG. 7

[STEERING COLUMN ILLUSTRATION]